Exhibit 4.1

META PLATFORMS, INC.

4.550% Senior Notes due 2031

4.875% Senior Notes due 2033

5.250% Senior Notes due 2036

6.200% Senior Notes due 2046

6.300% Senior Notes due 2056

6.450% Senior Notes due 2066

Fifth Supplemental Indenture

Dated as of May 4, 2026

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee

TABLE OF CONTENTS

		PAGE

ARTICLE ONE CERTAIN DEFINITIONS		2

ARTICLE TWO SCOPE OF SUPPLEMENTAL INDENTURE; GENERAL		4

ARTICLE THREE REDEMPTION		10
Section 3.01	Redemption at the Option of the Company	10

ARTICLE FOUR MISCELLANEOUS		14
Section 4.01	Governing Laws; Waiver of Jury Trial	14
Section 4.02	No Adverse Interpretation of Other Agreements	14
Section 4.03	Successors and Assigns	14
Section 4.04	Severability	14
Section 4.05	Force Majeure	14
Section 4.06	Table of Contents, Headings, Etc.	15
Section 4.07	Counterparts	15
Section 4.08	Confirmation of Indenture	15
Section 4.09	Trustee Disclaimer	15

EXHIBIT A Form of 2031 Note		Ex-A-1
EXHIBIT B Form of 2033 Note		Ex-B-1
EXHIBIT C Form of 2036 Note		Ex-C-1
EXHIBIT D Form of 2046 Note		Ex-D-1
EXHIBIT E Form of 2056 Note		Ex-E-1
EXHIBIT F Form of 2066 Note		Ex-F-1

i

FIFTH SUPPLEMENTAL INDENTURE dated as of May 4, 2026 (this “Supplemental Indenture”), to the Indenture dated as of August 9, 2022 (the “Base Indenture” and, together with the Supplemental Indenture, the “Indenture”), by and between META PLATFORMS, INC., a Delaware corporation (the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders (as defined herein):

WHEREAS, the Company and the Trustee have duly authorized the execution and delivery of the Base Indenture to provide for the issuance from time to time of the Company’s debentures, notes or other debt instruments to be issued in one or more Series as in the Base Indenture provided (as defined therein, “Securities”);

WHEREAS, the Company desires and has requested the Trustee to join in the execution and delivery of this Supplemental Indenture in order to establish and provide for the issuance by the Company of six Series of Securities designated as its 4.550% Senior Notes due 2031 (the “2031 Notes”), its 4.875% Senior Notes due 2033 (the “2033 Notes”), its 5.250% Senior Notes due 2036 (the “2036 Notes”), its 6.200% Senior Notes due 2046 (the “2046 Notes”), its 6.300% Senior Notes due 2056 (the “2056 Notes”) and its 6.450% Senior Notes due 2066 (the “2066 Notes” and, together with the 2031 Notes, 2033 Notes, 2036 Notes, 2046 Notes and 2056 Notes, the “Initial Notes”), substantially in the forms attached hereto as Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E and Exhibit F respectively, on the terms set forth herein, issued therefor as provided herein (the Initial Notes and any Additional Notes (as defined herein), are together referred to herein as the “Notes”);

WHEREAS, Section 2.01 of the Base Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee for such purpose, without the consent of Holders, provided certain conditions are met;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this Supplemental Indenture have been complied with; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Base Indenture have been done;

NOW, THEREFORE:

In consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders, that the Base Indenture is supplemented and amended, to the extent expressed herein, as follows:

ARTICLE ONE

CERTAIN DEFINITIONS

The following terms have the meanings set forth below in this Supplemental Indenture. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Base Indenture. To the extent terms defined herein differ from the Base Indenture the terms defined herein will govern.

“Additional Notes” means any Notes of any Series issued under the Indenture having the same terms in all respects as the Initial Notes of such Series, or in all respects except with respect to interest paid or payable on or prior to the first interest payment date after the issuance of such Additional Notes.

“Company” has the meaning provided in the Base Indenture.

“Holder” means the Person in whose name a Note is registered in the books of the Registrar for the Notes.

“Initial Notes” means the Notes of each Series issued on the Issue Date and any Notes issued in replacement thereof.

“Issue Date” means the date on which the Initial Notes are initially issued under the Indenture on the date hereof.

“Indenture” has the meaning provided in the Preamble.

“Notes” has the meaning provided in the Recitals.

“Par Call Date” means the 2031 Par Call Date, the 2033 Par Call Date, the 2036 Par Call Date, the 2046 Par Call Date, the 2056 Par Call Date or the 2066 Par Call Date, as applicable.

“Paying Agent” means the Trustee, as paying agent, or any successor paying agent.

“Redemption Date” means, with respect to any Note of any Series to be redeemed, the date fixed for such redemption by or pursuant to this Supplemental Indenture.

“Registrar” means the Trustee, as registrar, or any successor registrar of the Notes.

“Supplemental Indenture” has the meaning provided in the Preamble.

“Treasury Rate” means, with respect to any Redemption Date in respect of the Notes of any Series, the yield determined by the Company in accordance with the following two paragraphs:

(1) The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities– Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (x) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (y) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (z) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

(2) If on the third Business Day preceding the Redemption Date H.15 TCM (or any successor designation) is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from such Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Trustee” has the meaning provided in the Preamble.

ARTICLE TWO

SCOPE OF SUPPLEMENTAL INDENTURE; GENERAL

The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes, which shall not be limited in aggregate principal amount, and shall not apply to any other Securities that may be issued under the Base Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements.

(a) Pursuant to this Supplemental Indenture, there is hereby created and designated six Series of Securities under the Base Indenture entitled the “4.550% Senior Notes due 2031,” “4.875% Senior Notes due 2033,” “5.250% Senior Notes due 2036,” “6.200% Senior Notes due 2046,” “6.300% Senior Notes due 2056” and “6.450% Senior Notes due 2066”.

(b) The 2031 Notes shall be in the form of Exhibit A hereto (the “Specimen 2031 Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2031 Notes shall be as follows:

(i) The 2031 Notes are to be issued initially in an aggregate principal amount of $3,000,000,000; provided however, that the aggregate principal amount of the 2031 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2031 Notes.

(ii) The 2031 Notes will mature on May 15, 2031.

(iii) The 2031 Notes will bear interest at a rate of 4.550% per annum.

(iv) The date from which interest shall accrue, the payment dates on which interest shall be payable and the regular record date for the interest payable on any payment date will be as set forth in the Specimen 2031 Note.

(v) Principal and interest on the 2031 Notes are payable at the Corporate Trust Office, except as otherwise provided in the Specimen 2031 Note.

(vi) The 2031 Notes shall be redeemable at the redemption prices and on the terms set forth in Article 3 of this Supplemental Indenture. Except as otherwise provided in Article 3 of this Supplemental Indenture, redemption of the 2031 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(vii) The 2031 Notes will not be subject to any sinking fund.

(viii) The 2031 Notes are issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(ix) The 2031 Notes are to be issued initially as Registered Global Securities. Beneficial owners of interests in the 2031 Notes may exchange such interests in accordance with the Indenture and the terms of the 2031 Notes.

(x) The “Depositary” with respect to the 2031 Notes will initially be the Depository Trust Company (“DTC”).

(xi) Interest on the 2031 Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months.

(xii) The terms of the 2031 Notes shall include such other terms as are set forth in the Specimen 2031 Note and in the Indenture. To the extent the terms of the Indenture and the Specimen 2031 Note are inconsistent, the terms of the Specimen 2031 Note will govern.

(c) The 2033 Notes shall be in the form of Exhibit B hereto (the “Specimen 2033 Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2033 Notes shall be as follows:

(i) The 2033 Notes are to be issued initially in an aggregate principal amount of $2,000,000,000; provided however, that the aggregate principal amount of the 2033 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2033 Notes.

(ii) The 2033 Notes will mature on May 15, 2033.

(iii) The 2033 Notes will bear interest at a rate of 4.875% per annum.

(iv) The date from which interest shall accrue, the payment dates on which interest shall be payable and the regular record date for the interest payable on any payment date will be as set forth in the Specimen 2033 Note.

(v) Principal and interest on the 2033 Notes are payable at the Corporate Trust Office, except as otherwise provided in the Specimen 2033 Note.

(vi) The 2033 Notes shall be redeemable at the redemption prices and on the terms set forth in Article 3 of this Supplemental Indenture. Except as otherwise provided in Article 3 of this Supplemental Indenture, redemption of the 2033 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(vii) The 2033 Notes will not be subject to any sinking fund.

(viii) The 2033 Notes are issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(ix) The 2033 Notes are to be issued initially as Registered Global Securities. Beneficial owners of interests in the 2033 Notes may exchange such interests in accordance with the Indenture and the terms of the 2033 Notes.

(x) The “Depositary” with respect to the 2033 Notes will initially be DTC.

(xi) Interest on the 2033 Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months.

(xii) The terms of the 2033 Notes shall include such other terms as are set forth in the Specimen 2033 Note and in the Indenture. To the extent the terms of the Indenture and the Specimen 2033 Note are inconsistent, the terms of the Specimen 2033 Note will govern.

(d) The 2036 Notes shall be in the form of Exhibit C hereto (the “Specimen 2036 Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2036 Notes shall be as follows:

(i) The 2036 Notes are to be issued initially in an aggregate principal amount of $6,000,000,000; provided however, that the aggregate principal amount of the 2036 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2036 Notes.

(ii) The 2036 Notes will mature on May 15, 2036.

(iii) The 2036 Notes will bear interest at a rate of 5.250% per annum.

(iv) The date from which interest shall accrue, the payment dates on which interest shall be payable and the regular record date for the interest payable on any payment date will be as set forth in the Specimen 2036 Note.

(v) Principal and interest on the 2036 Notes are payable at the Corporate Trust Office, except as otherwise provided in the Specimen 2036 Note.

(vi) The 2036 Notes shall be redeemable at the redemption prices and on the terms set forth in Article 3 of this Supplemental Indenture. Except as otherwise provided in Article 3 of this Supplemental Indenture, redemption of the 2036 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(vii) The 2036 Notes will not be subject to any sinking fund.

(viii) The 2036 Notes are issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(ix) The 2036 Notes are to be issued initially as Registered Global Securities. Beneficial owners of interests in the 2036 Notes may exchange such interests in accordance with the Indenture and the terms of the 2036 Notes.

(x) The “Depositary” with respect to the 2036 Notes will initially be DTC.

(xi) Interest on the 2036 Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months.

(xii) The terms of the 2036 Notes shall include such other terms as are set forth in the Specimen 2036 Note and in the Indenture. To the extent the terms of the Indenture and the Specimen 2036 Note are inconsistent, the terms of the Specimen 2036 Note will govern.

(e) The 2046 Notes shall be in the form of Exhibit D hereto (the “Specimen 2046 Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2046 Notes shall be as follows:

(i) The 2046 Notes are to be issued initially in an aggregate principal amount of $4,000,000,000; provided however, that the aggregate principal amount of the 2046 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2046 Notes.

(ii) The 2046 Notes will mature on May 15, 2046.

(iii) The 2046 Notes will bear interest at a rate of 6.200% per annum.

(iv) The date from which interest shall accrue, the payment dates on which interest shall be payable and the regular record date for the interest payable on any payment date will be as set forth in the Specimen 2046 Note.

(v) Principal and interest on the 2046 Notes are payable at the Corporate Trust Office, except as otherwise provided in the Specimen 2046 Note.

(vi) The 2046 Notes shall be redeemable at the redemption prices and on the terms set forth in Article 3 of this Supplemental Indenture. Except as otherwise provided in Article 3 of this Supplemental Indenture, redemption of the 2046 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(vii) The 2046 Notes will not be subject to any sinking fund.

(viii) The 2046 Notes are issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(ix) The 2046 Notes are to be issued initially as Registered Global Securities. Beneficial owners of interests in the 2046 Notes may exchange such interests in accordance with the Indenture and the terms of the 2046 Notes.

(x) The “Depositary” with respect to the 2046 Notes will initially be DTC.

(xi) Interest on the 2046 Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months.

(xii) The terms of the 2046 Notes shall include such other terms as are set forth in the Specimen 2046 Note and in the Indenture. To the extent the terms of the Indenture and the Specimen 2046 Note are inconsistent, the terms of the Specimen 2046 Note will govern.

(f) The 2056 Notes shall be in the form of Exhibit E hereto (the “Specimen 2056 Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2056 Notes shall be as follows:

(i) The 2056 Notes are to be issued initially in an aggregate principal amount of $6,000,000,000; provided however, that the aggregate principal amount of the 2056 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2056 Notes.

(ii) The 2056 Notes will mature on May 15, 2056.

(iii) The 2056 Notes will bear interest at a rate of 6.300% per annum.

(iv) The date from which interest shall accrue, the payment dates on which interest shall be payable and the regular record date for the interest payable on any payment date will be as set forth in the Specimen 2056 Note.

(v) Principal and interest on the 2056 Notes are payable at the Corporate Trust Office, except as otherwise provided in the Specimen 2056 Note.

(vi) The 2056 Notes shall be redeemable at the redemption prices and on the terms set forth in Article 3 of this Supplemental Indenture. Except as otherwise provided in Article 3 of this Supplemental Indenture, redemption of the 2056 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(vii) The 2056 Notes will not be subject to any sinking fund.

(viii) The 2056 Notes are issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(ix) The 2056 Notes are to be issued initially as Registered Global Securities. Beneficial owners of interests in the 2056 Notes may exchange such interests in accordance with the Indenture and the terms of the 2056 Notes.

(x) The “Depositary” with respect to the 2056 Notes will initially be DTC.

(xi) Interest on the 2056 Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months.

(xii) The terms of the 2056 Notes shall include such other terms as are set forth in the Specimen 2056 Note and in the Indenture. To the extent the terms of the Indenture and the Specimen 2056 Note are inconsistent, the terms of the Specimen 2056 Note will govern.

(g) The 2066 Notes shall be in the form of Exhibit F hereto (the “Specimen 2066 Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2066 Notes shall be as follows:

(i) The 2066 Notes are to be issued initially in an aggregate principal amount of $4,000,000,000; provided however, that the aggregate principal amount of the 2066 Notes which may be outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Indenture and the 2066 Notes.

(ii) The 2066 Notes will mature on May 15, 2066.

(iii) The 2066 Notes will bear interest at a rate of 6.450% per annum.

(iv) The date from which interest shall accrue, the payment dates on which interest shall be payable and the regular record date for the interest payable on any payment date will be as set forth in the Specimen 2066 Note.

(v) Principal and interest on the 2066 Notes are payable at the Corporate Trust Office, except as otherwise provided in the Specimen 2066 Note.

(vi) The 2066 Notes shall be redeemable at the redemption prices and on the terms set forth in Article 3 of this Supplemental Indenture. Except as otherwise provided in Article 3 of this Supplemental Indenture, redemption of the 2066 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(vii) The 2066 Notes will not be subject to any sinking fund.

(viii) The 2066 Notes are issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(ix) The 2066 Notes are to be issued initially as Registered Global Securities. Beneficial owners of interests in the 2066 Notes may exchange such interests in accordance with the Indenture and the terms of the 2066 Notes.

(x) The “Depositary” with respect to the 2066 Notes will initially be DTC.

(xi) Interest on the 2066 Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months.

(xii) The terms of the 2066 Notes shall include such other terms as are set forth in the Specimen 2066 Note and in the Indenture. To the extent the terms of the Indenture and the Specimen 2066 Note are inconsistent, the terms of the Specimen 2066 Note will govern.

ARTICLE THREE

REDEMPTION

The following provision shall apply with respect to the Notes:

Section 3.01 Redemption at the Option of the Company.

(a) The Company may redeem the 2031 Notes, at its option, in whole or in part, at any time and from time to time prior to April 15, 2031 (one month prior to the maturity date of the 2031 Notes) (the “2031 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2031 Note must be in a minimum principal amount of $2,000, for a redemption price equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2031 Notes matured on the 2031 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

(ii) 100% of the principal amount of the 2031 Notes to be redeemed, plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date.

(b) The Company may redeem the 2031 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2031 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2031 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2031 Notes being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

(c) The Company may redeem the 2033 Notes, at its option, in whole or in part, at any time and from time to time prior to March 15, 2033 (two months prior to the maturity date of the 2033 Notes) (the “2033 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2033 Note must be in a minimum principal amount of $2,000, for a redemption price equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2033 Notes matured on the 2033 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

(ii) 100% of the principal amount of the 2033 Notes to be redeemed,

plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date.

(d) The Company may redeem the 2033 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2033 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2033 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2033 Notes being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

(e) The Company may redeem the 2036 Notes, at its option, in whole or in part, at any time and from time to time prior to February 15, 2036 (three months prior to the maturity date of the 2036 Notes) (the “2036 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2036 Note must be in a minimum principal amount of $2,000, for a redemption price equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2036 Notes matured on the 2036 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

(ii) 100% of the principal amount of the 2036 Notes to be redeemed, plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date.

(f) The Company may redeem the 2036 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2036 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2036 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2036 Notes being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

(g) The Company may redeem the 2046 Notes, at its option, in whole or in part, at any time and from time to time prior to November 15, 2045 (six months prior to the maturity date of the 2046 Notes) (the “2046 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2046 Note must be in a minimum principal amount of $2,000, for a redemption price equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2046 Notes matured on the 2046 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

(ii) 100% of the principal amount of the 2046 Notes to be redeemed,

plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date.

(h) The Company may redeem the 2046 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2046 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2046 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2046 Notes being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

(i) The Company may redeem the 2056 Notes, at its option, in whole or in part, at any time and from time to time prior to November 15, 2055 (six months prior to the maturity date of the 2056 Notes) (the “2056 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2056 Note must be in a minimum principal amount of $2,000, for a redemption price equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2056 Notes matured on the 2056 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

(ii) 100% of the principal amount of the 2056 Notes to be redeemed, plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date.

(j) The Company may redeem the 2056 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2056 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2056 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2056 Notes being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

(k) The Company may redeem the 2066 Notes, at its option, in whole or in part, at any time and from time to time prior to November 15, 2065 (six months prior to the maturity date of the 2066 Notes) (the “2066 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2066 Note must be in a minimum principal amount of $2,000, for a redemption price equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2066 Notes matured on the 2066 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

(ii) 100% of the principal amount of the 2066 Notes to be redeemed, plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date.

(l) The Company may redeem the 2066 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2066 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2066 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2066 Notes being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

(m) With respect to any redemption of the Notes of any Series occurring prior to the applicable Par Call Date, the Company shall give the Trustee notice of the related redemption price promptly after the calculation thereof and the Trustee shall not have any responsibility for such calculation.

ARTICLE FOUR

MISCELLANEOUS

Section 4.01 Governing Laws; Waiver of Jury Trial.

THIS SUPPLEMENTAL INDENTURE AND EACH NOTE SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5- 1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(b).

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 4.02 No Adverse Interpretation of Other Agreements.

This Supplemental Indenture may not be used to interpret another indenture (other than the Base Indenture), loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Supplemental Indenture (other than the Base Indenture).

Section 4.03 Successors and Assigns.

All agreements of the Company in this Supplemental Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Supplemental Indenture shall bind its successor.

Section 4.04 Severability.

In case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.05 Force Majeure.

In no event shall the Trustee or any Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee and such Agent shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 4.06 Table of Contents, Headings, Etc.

The Table of Contents, Cross Reference Table, and headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 4.07 Counterparts. This Supplemental Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Supplemental Indenture by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Indenture.

The Trustee shall not have any duty to confirm that the person sending any notice, instruction or other communication by electronic transmission (including by e-mail, facsimile transmission, web portal or other electronic methods) is, in fact, a person authorized to do so. Electronic signatures believed by the Trustee to comply with the ESIGN Act of 2000 or other applicable law (including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other digital signature provider acceptable to the Trustee) shall be deemed original signatures for all purposes. The Company assumes all risks arising out of the use of electronic signatures and electronic methods to send communications to the Trustee, including without limitation the risk of the Trustee acting on an unauthorized communication, and the risk of interception or misuse by third parties.

Section 4.08 Confirmation of Indenture. The Base Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture, this Supplemental Indenture and all indentures supplemental thereto with respect to the Notes shall be read, taken and construed as one and the same instrument.

Section 4.09 Trustee Disclaimer. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee. The recitals and statements herein are deemed to be those of the Company and not the Trustee.

SIGNATURES

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, all as of the date first above

META PLATFORMS, INC.

By:	/s/ Todd Heysse
Name: Todd Heysse
Title: Vice President, Treasury and Corporate Finance

[Signature Page to Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Bradley E. Scarbrough
Name: Bradley E. Scarbrough
Title: Vice President

[Signature Page to Supplemental Indenture]

EXHIBIT A

FORM

OF

4.550% SENIOR NOTE DUE 2031

Ex. A-1

[FORM OF FACE OF NOTE]

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

Ex. A-2

No. [ ]	$[ ]
CUSIP No. 30303MAF9
ISIN No. US30303MAF95

META PLATFORMS, INC.

4.550% SENIOR NOTE DUE 2031

META PLATFORMS, INC., a corporation in existence under the laws of the State of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $[ ] on May 15, 2031 (the “Maturity Date”), and to pay interest on said principal sum semi-annually on May 15 and November 15, commencing November 15, 2026 (each, an “Interest Payment Date”), at the rate of 4.550% per annum from May 4, 2026, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be the May 1 and November 1 (whether or not a Business Day (as defined below)) next preceding such Interest Payment Date. If the Company defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail or cause to be mailed or deliver by electronic transmission to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Dollars as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex. A-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

By:
Name:
Title:

Ex. A-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within- mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

Ex. A-5

[FORM OF REVERSE OF NOTE]

META PLATFORMS, INC.

4.550% SENIOR NOTE DUE 2031

This Note is one of a duly authorized issue of debentures, notes or other debt instruments of the Company (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of August 9, 2022 (the “Base Indenture”), as supplemented by the Fifth Supplemental Indenture dated as of May 4, 2026 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Company designated as set forth on the face hereof (herein called the “2031 Notes”), initially limited in aggregate principal amount to $3,000,000,000.

Interest on the 2031 Notes will be payable semi-annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made.

Interest on the 2031 Notes will be paid on the basis of a 360-day year consisting of twelve 30-day months.

The Company may redeem the 2031 Notes, at its option, in whole or in part, at any time and from time to time prior to April 15, 2031 (one month prior to the maturity date of the 2031 Notes) (the “2031 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2031 Note must be in a minimum principal amount of $2,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2031 Notes matured on the 2031 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

Ex. A-6

(ii) 100% of the principal amount of the 2031 Notes to be redeemed,

plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date.

The Company may redeem the 2031 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2031 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2031 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2031 Notes being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Company with certain provisions of the Indenture or the Securities with respect to such Series. Once effective, any such consent or waiver by the Holder of this 2031 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2031 Note and of any 2031 Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2031 Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the 2031 Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this 2031 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this 2031 Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2031 Note is registerable in the Security register, upon surrender of this 2031 Note for registration of transfer at the office or agency of the Company duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new 2031 Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture.

Ex. A-7

The 2031 Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this 2031 Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this 2031 Note at the office or agency of the Company.

No service charge shall be made for any such registration or transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection therewith.

Prior to the presentment of this 2031 Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Person in whose name this 2031 Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this 2031 Note is overdue, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

The Company may, without the consent of the existing holders of the 2031 Notes, issue additional 2031 Notes of this Series having the same terms (except the issue date, the date from which interest accrues and, in some cases, the first interest payment date) so that existing 2031 Notes and additional 2031 Notes form the same series under the Indenture, provided, however, that if any such additional 2031 Notes are not fungible with the existing 2031 Notes for U.S. federal income tax purposes, such additional 2031 Notes will have a separate CUSIP number.

This 2031 Note shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this 2031 Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex. A-8

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________ attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.’

Ex. A-9

EXHIBIT B

FORM

OF

4.875% SENIOR NOTE DUE 2033

Ex. B-1

[FORM OF FACE OF NOTE]

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

Ex. B-2

No. [ ]	$[ ]
CUSIP No. 30303MAG7
ISIN No. US30303MAG78

META PLATFORMS, INC.

4.875% SENIOR NOTE DUE 2033

META PLATFORMS, INC., a corporation in existence under the laws of the State of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $[ ] on May 15, 2033 (the “Maturity Date”), and to pay interest on said principal sum semi-annually on May 15 and November 15, commencing November 15, 2026 (each, an “Interest Payment Date”), at the rate of 4.875% per annum from May 4, 2026, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be the May 1 and November 1 (whether or not a Business Day (as defined below)) next preceding such Interest Payment Date. If the Company defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail or cause to be mailed or deliver by electronic transmission to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Dollars as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex. B-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

By:
Name:
Title:

Ex. B-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within- mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

Ex. B-5

[FORM OF REVERSE OF NOTE]

META PLATFORMS, INC.

4.875% SENIOR NOTE DUE 2033

This Note is one of a duly authorized issue of debentures, notes or other debt instruments of the Company (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of August 9, 2022 (the “Base Indenture”), as supplemented by the Fifth Supplemental Indenture dated as of May 4, 2026 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Company designated as set forth on the face hereof (herein called the “2033 Notes”), initially limited in aggregate principal amount to $2,000,000,000.

Interest on the 2033 Notes will be payable semi-annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made.

Interest on the 2033 Notes will be paid on the basis of a 360-day year consisting of twelve 30-day months.

The Company may redeem the 2033 Notes, at its option, in whole or in part, at any time and from time to time prior to March 15, 2033 (two months prior to the maturity date of the 2033 Notes) (the “2033 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2033 Note must be in a minimum principal amount of $2,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2033 Notes matured on the 2033 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

Ex. B-6

(ii) 100% of the principal amount of the 2033 Notes to be redeemed,

plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date.

The Company may redeem the 2033 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2033 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2033 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2033 Notes being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Company with certain provisions of the Indenture or the Securities with respect to such Series. Once effective, any such consent or waiver by the Holder of this 2033 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2033 Note and of any 2033 Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2033 Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the 2033 Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this 2033 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this 2033 Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2033 Note is registerable in the Security register, upon surrender of this 2033 Note for registration of transfer at the office or agency of the Company duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new 2033 Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture.

Ex. B-7

The 2033 Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this 2033 Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this 2033 Note at the office or agency of the Company.

No service charge shall be made for any such registration or transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection therewith.

Prior to the presentment of this 2033 Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Person in whose name this 2033 Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this 2033 Note is overdue, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

The Company may, without the consent of the existing holders of the 2033 Notes, issue additional 2033 Notes of this Series having the same terms (except the issue date, the date from which interest accrues and, in some cases, the first interest payment date) so that existing 2033 Notes and additional 2033 Notes form the same series under the Indenture, provided, however, that if any such additional 2033 Notes are not fungible with the existing 2033 Notes for U.S. federal income tax purposes, such additional 2033 Notes will have a separate CUSIP number.

This 2033 Note shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this 2033 Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex. B-8

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________ attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.’

Ex. B-9

EXHIBIT C

FORM

OF

5.250% SENIOR NOTE DUE 2036

Ex. C-1

[FORM OF FACE OF NOTE]

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

Ex. C-2

No. [ ]	$[ ]
CUSIP No. 30303MAH5
ISIN No. US30303MAH51

META PLATFORMS, INC.

5.250% SENIOR NOTE DUE 2036

META PLATFORMS, INC., a corporation in existence under the laws of the State of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $[ ] on May 15, 2036 (the “Maturity Date”), and to pay interest on said principal sum semi-annually on May 15 and November 15, commencing November 15, 2026 (each, an “Interest Payment Date”), at the rate of 5.250% per annum from May 4, 2026, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be the May 1 and November 1 (whether or not a Business Day (as defined below)) next preceding such Interest Payment Date. If the Company defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail or cause to be mailed or deliver by electronic transmission to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Dollars as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex. C-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

By:
Name:
Title:

Ex. C-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within- mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

Ex. C-5

[FORM OF REVERSE OF NOTE]

META PLATFORMS, INC.

5.250% SENIOR NOTE DUE 2036

This Note is one of a duly authorized issue of debentures, notes or other debt instruments of the Company (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of August 9, 2022 (the “Base Indenture”), as supplemented by the Fifth Supplemental Indenture dated as of May 4, 2026 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Company designated as set forth on the face hereof (herein called the “2036 Notes”), initially limited in aggregate principal amount to $6,000,000,000.

Interest on the 2036 Notes will be payable semi-annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made.

Interest on the 2036 Notes will be paid on the basis of a 360-day year consisting of twelve 30-day months.

The Company may redeem the 2036 Notes, at its option, in whole or in part, at any time and from time to time prior to February 15, 2036 (three months prior to the maturity date of the 2036 Notes) (the “2036 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2036 Note must be in a minimum principal amount of $2,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2036 Notes matured on the 2036 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

Ex. C-6

(ii) 100% of the principal amount of the 2036 Notes to be redeemed,

plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date.

The Company may redeem the 2036 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2036 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2036 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2036 Notes being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Company with certain provisions of the Indenture or the Securities with respect to such Series. Once effective, any such consent or waiver by the Holder of this 2036 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2036 Note and of any 2036 Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2036 Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the 2036 Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this 2036 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this 2036 Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2036 Note is registerable in the Security register, upon surrender of this 2036 Note for registration of transfer at the office or agency of the Company duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new 2036 Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture.

Ex. C-7

The 2036 Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this 2036 Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this 2036 Note at the office or agency of the Company.

No service charge shall be made for any such registration or transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection therewith.

Prior to the presentment of this 2036 Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Person in whose name this 2036 Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this 2036 Note is overdue, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

The Company may, without the consent of the existing holders of the 2036 Notes, issue additional 2036 Notes of this Series having the same terms (except the issue date, the date from which interest accrues and, in some cases, the first interest payment date) so that existing 2036 Notes and additional 2036 Notes form the same series under the Indenture, provided, however, that if any such additional 2036 Notes are not fungible with the existing 2036 Notes for U.S. federal income tax purposes, such additional 2036 Notes will have a separate CUSIP number.

This 2036 Note shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this 2036 Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex. C-8

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________ attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.’

Ex. C-9

EXHIBIT D

FORM

OF

6.200% SENIOR NOTE DUE 2046

Ex. D-1

[FORM OF FACE OF NOTE]

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

Ex. D-2

No. [ ]	$[ ]
CUSIP No. 30303MAJ1
ISIN No. US30303MAJ18

META PLATFORMS, INC.

6.200% SENIOR NOTE DUE 2046

META PLATFORMS, INC., a corporation in existence under the laws of the State of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $[ ] on May 15, 2046 (the “Maturity Date”), and to pay interest on said principal sum semi-annually on May 15 and November 15, commencing November 15, 2026 (each, an “Interest Payment Date”), at the rate of 6.200% per annum from May 4, 2026, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be the May 1 and November 1 (whether or not a Business Day (as defined below)) next preceding such Interest Payment Date. If the Company defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail or cause to be mailed or deliver by electronic transmission to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Dollars as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex. D-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

By:
Name:
Title:

Ex. D-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within- mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

Ex. D-5

[FORM OF REVERSE OF NOTE]

META PLATFORMS, INC.

6.200% SENIOR NOTE DUE 2046

This Note is one of a duly authorized issue of debentures, notes or other debt instruments of the Company (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of August 9, 2022 (the “Base Indenture”), as supplemented by the Fifth Supplemental Indenture dated as of May 4, 2026 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Company designated as set forth on the face hereof (herein called the “2046 Notes”), initially limited in aggregate principal amount to $4,000,000,000.

Interest on the 2046 Notes will be payable semi-annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made.

Interest on the 2046 Notes will be paid on the basis of a 360-day year consisting of twelve 30-day months.

The Company may redeem the 2046 Notes, at its option, in whole or in part, at any time and from time to time prior to November 15, 2045 (six months prior to the maturity date of the 2046 Notes) (the “2046 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2046 Note must be in a minimum principal amount of $2,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2046 Notes matured on the 2046 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

Ex. D-6

(ii) 100% of the principal amount of the 2046 Notes to be redeemed,

plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date.

The Company may redeem the 2046 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2046 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2046 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2046 Notes being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Company with certain provisions of the Indenture or the Securities with respect to such Series. Once effective, any such consent or waiver by the Holder of this 2046 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2046 Note and of any 2046 Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2046 Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the 2046 Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this 2046 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this 2046 Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2046 Note is registerable in the Security register, upon surrender of this 2046 Note for registration of transfer at the office or agency of the Company duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new 2046 Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture.

Ex. D-7

The 2046 Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this 2046 Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this 2046 Note at the office or agency of the Company.

No service charge shall be made for any such registration or transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection therewith.

Prior to the presentment of this 2046 Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Person in whose name this 2046 Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this 2046 Note is overdue, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

The Company may, without the consent of the existing holders of the 2046 Notes, issue additional 2046 Notes of this Series having the same terms (except the issue date, the date from which interest accrues and, in some cases, the first interest payment date) so that existing 2046 Notes and additional 2046 Notes form the same series under the Indenture, provided, however, that if any such additional 2046 Notes are not fungible with the existing 2046 Notes for U.S. federal income tax purposes, such additional 2046 Notes will have a separate CUSIP number.

This 2046 Note shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this 2046 Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex. D-8

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________ attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.’

Ex. D-9

EXHIBIT E

FORM

OF

6.300% SENIOR NOTE DUE 2056

Ex. E-1

[FORM OF FACE OF NOTE]

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

Ex. E-2

No. [ ]	$[ ]
CUSIP No. 30303MAK8
ISIN No. US30303MAK80

META PLATFORMS, INC.

6.300% SENIOR NOTE DUE 2056

META PLATFORMS, INC., a corporation in existence under the laws of the State of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $[ ] on May 15, 2056 (the “Maturity Date”), and to pay interest on said principal sum semi-annually on May 15 and November 15, commencing November 15, 2026 (each, an “Interest Payment Date”), at the rate of 6.300% per annum from May 4, 2026, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be the May 1 and November 1 (whether or not a Business Day (as defined below)) next preceding such Interest Payment Date. If the Company defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail or cause to be mailed or deliver by electronic transmission to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Dollars as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex. E-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

By:
Name:
Title:

Ex. E-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within- mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

Ex. E-5

[FORM OF REVERSE OF NOTE]

META PLATFORMS, INC.

6.300% SENIOR NOTE DUE 2056

This Note is one of a duly authorized issue of debentures, notes or other debt instruments of the Company (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of August 9, 2022 (the “Base Indenture”), as supplemented by the Fifth Supplemental Indenture dated as of May 4, 2026 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Company designated as set forth on the face hereof (herein called the “2056 Notes”), initially limited in aggregate principal amount to $6,000,000,000.

Interest on the 2056 Notes will be payable semi-annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made.

Interest on the 2056 Notes will be paid on the basis of a 360-day year consisting of twelve 30-day months.

The Company may redeem the 2056 Notes, at its option, in whole or in part, at any time and from time to time prior to November 15, 2055 (six months prior to the maturity date of the 2056 Notes) (the “2056 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2056 Note must be in a minimum principal amount of $2,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2056 Notes matured on the 2056 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

Ex. E-6

(ii) 100% of the principal amount of the 2056 Notes to be redeemed,

plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date.

The Company may redeem the 2056 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2056 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2056 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2056 Notes being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Company with certain provisions of the Indenture or the Securities with respect to such Series. Once effective, any such consent or waiver by the Holder of this 2056 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2056 Note and of any 2056 Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2056 Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the 2056 Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this 2056 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this 2056 Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2056 Note is registerable in the Security register, upon surrender of this 2056 Note for registration of transfer at the office or agency of the Company duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new 2056 Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture.

Ex. E-7

The 2056 Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this 2056 Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this 2056 Note at the office or agency of the Company.

No service charge shall be made for any such registration or transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection therewith.

Prior to the presentment of this 2056 Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Person in whose name this 2056 Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this 2056 Note is overdue, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

The Company may, without the consent of the existing holders of the 2056 Notes, issue additional 2056 Notes of this Series having the same terms (except the issue date, the date from which interest accrues and, in some cases, the first interest payment date) so that existing 2056 Notes and additional 2056 Notes form the same series under the Indenture, provided, however, that if any such additional 2056 Notes are not fungible with the existing 2056 Notes for U.S. federal income tax purposes, such additional 2056 Notes will have a separate CUSIP number.

This 2056 Note shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this 2056 Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex. E-8

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________ attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.’

Ex. E-9

EXHIBIT F

FORM

OF

6.450% SENIOR NOTE DUE 2066

Ex. F-1

[FORM OF FACE OF NOTE]

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

Ex. F-2

No. [ ]	$[ ]
CUSIP No. 30303MAL6
ISIN No. US30303MAL63

META PLATFORMS, INC.

6.450% SENIOR NOTE DUE 2066

META PLATFORMS, INC., a corporation in existence under the laws of the State of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $[ ] on May 15, 2066 (the “Maturity Date”), and to pay interest on said principal sum semi-annually on May 15 and November 15, commencing November 15, 2026 (each, an “Interest Payment Date”), at the rate of 6.450% per annum from May 4, 2026, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be the May 1 and November 1 (whether or not a Business Day (as defined below)) next preceding such Interest Payment Date. If the Company defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail or cause to be mailed or deliver by electronic transmission to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Dollars as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex. F-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

By:
Name:
Title:

Ex. F-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within- mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

Ex. F-5

[FORM OF REVERSE OF NOTE]

META PLATFORMS, INC.

6.450% SENIOR NOTE DUE 2066

This Note is one of a duly authorized issue of debentures, notes or other debt instruments of the Company (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of August 9, 2022 (the “Base Indenture”), as supplemented by the Fifth Supplemental Indenture dated as of May 4, 2026 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee (herein called the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Company designated as set forth on the face hereof (herein called the “2066 Notes”), initially limited in aggregate principal amount to $4,000,000,000.

Interest on the 2066 Notes will be payable semi-annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made.

Interest on the 2066 Notes will be paid on the basis of a 360-day year consisting of twelve 30-day months.

The Company may redeem the 2066 Notes, at its option, in whole or in part, at any time and from time to time prior to November 15, 2065 (six months prior to the maturity date of the 2066 Notes) (the “2066 Par Call Date”), in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2066 Note must be in a minimum principal amount of $2,000, for a redemption price equal to the greater of:

(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2066 Notes matured on the 2066 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and

Ex. F-6

(ii) 100% of the principal amount of the 2066 Notes to be redeemed,

plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date.

The Company may redeem the 2066 Notes, at its option, in whole or in part, at any time and from time to time on or after the 2066 Par Call Date, in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of a 2066 Note must be in a minimum principal amount of $2,000, at a redemption price equal to 100% of the principal amount of the 2066 Notes being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Company with certain provisions of the Indenture or the Securities with respect to such Series. Once effective, any such consent or waiver by the Holder of this 2066 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2066 Note and of any 2066 Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2066 Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the 2066 Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this 2066 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this 2066 Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2066 Note is registerable in the Security register, upon surrender of this 2066 Note for registration of transfer at the office or agency of the Company duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new 2066 Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture.

Ex. F-7

The 2066 Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this 2066 Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this 2066 Note at the office or agency of the Company.

No service charge shall be made for any such registration or transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection therewith.

Prior to the presentment of this 2066 Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Person in whose name this 2066 Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this 2066 Note is overdue, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

The Company may, without the consent of the existing holders of the 2066 Notes, issue additional 2066 Notes of this Series having the same terms (except the issue date, the date from which interest accrues and, in some cases, the first interest payment date) so that existing 2066 Notes and additional 2066 Notes form the same series under the Indenture, provided, however, that if any such additional 2066 Notes are not fungible with the existing 2066 Notes for U.S. federal income tax purposes, such additional 2066 Notes will have a separate CUSIP number.

This 2066 Note shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this 2066 Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex. F-8

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________ attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.’

Ex. F-9